KEYSTONE PROPERTY TRUST * SUPPLEMENTAL INFORMATION

KEYSTONE

FIRST QUARTER 2004

Keystone Property Trust

First Quarter 2004 Earnings Conference Call

Supplemental Information Package

This supplemental information package may contain statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intent, belief or current expectations of the Company, its trustees, or its officers with respect to the future operating performance of the Company. Investors are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. Important factors that could cause such differences are described in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s Form 10-K and quarterly reports on Form 10-Q.

Keystone Property Trust

Financial Highlights (Dollars in thousands, except per share data)

	Three Months Ended March 31,
Income Items:	2004		% Change	2003

Revenue	$26,525		37.6%	$19,283
Earnings Before Interest, Taxes, and Depreciation (EBITDA)	20,581		31.0%	15,712
Net Income Allocated to Common Shares	3,247		(42.1%)	5,605
Funds from Operations	14,363		40.0%	10,261
Funds from Operations — Per Share (Diluted)	0.40		21.2%	0.33
Dividends Paid Per Share — Common Shares	0.330		1.5%	0.325
Diluted Earnings Per Share	0.11		(57.7%)	0.26
Weighted Average Common Shares and Units — FFO	35,950,408		14.4%	31,429,890
Weighted Average Common Shares and Units — EPS	33,292,919		22.4%	27,193,122
Ratios:
Interest Coverage Ratio	3.0	x		3.1	x
Fixed Charge Coverage Ratio	2.3	x		2.1	x
Dividend Payout Ratio-FFO	82.5%			98.5%

	As of March 31,		As of December 31
	2004	2003	2003
Assets:
Investments in Real Estate at Cost, Including Investments in Joint Ventures	$1,063,875	$819,140	$1,023,719

Total Assets	$1,060,958	$817,128	$1,023,315

Liabilities and Equity:
Total Debt	$528,695	$405,165	$533,717
Other Liabilities	37,139	20,808	31,842
Redeemable Preferred Equity, at Liquidation Preference	124,000	69,000	69,000
Convertible Preferred Equity, at Liquidation Preference	10,279	67,892	65,392
Common Equity and Minority Interest	360,845	254,263	323,364

Total Liabilities and Equity	$1,060,958	$817,128	$1,023,315

Ratios:
Debt to Undepreciated Assets	47.2%	47.4%	49.6%
Total Liabilities to Undepreciated Assets	50.5%	49.8%	52.6%

Keystone Property Trust

Condensed Consolidated Balance Sheets (Dollars in thousands)

	March 31, 2004	December 31, 2003
Assets:
Investments in Real Estate, Including Development and Construction in Progress of $71,527 and $58,658 for 2004 and 2003, respectively	$991,734	$951,557
Equity Method Investments in Real Estate Joint Ventures	72,141	72,162
Less: Accumulated Depreciation	(58,658)	(52,569)

Investments in Real Estate, Net	1,005,217	971,150

Cash, Cash Equivalents and Escrows	6,167	1,402
Notes and Accounts Receivable, Net	17,093	15,936
Deferred Financing and Leasing Costs, Net	20,694	21,541
Equity Method Investment in Management Company	—	5,808
Other Assets	11,787	7,478

Total Assets	$1,060,958	$1,023,315

Liabilities And Shareholders’ Equity:
Liabilities:
Mortgage Notes and Other Debt	$528,695	$533,717
Accrued Liabilities and Other	37,139	31,842

Total Liabilities	565,834	565,559

Minority Interest:
Limited Partners in Operating Partnership	51,429	35,715
Convertible Preferred Units in Operating Partnership	5,279	52,892

Total Minority Interest	56,708	88,607

Shareholders’ Equity:
Preferred Stock, $.001 par value	5	3
Common Stock, $.001 par value	31	26
Additional Paid-in Capital	508,206	431,617
Cumulative Net Income	43,607	40,360
Cumulative Dividends	(111,444)	(102,746)
Other Comprehensive Income	(1,989)	(111)

Total Shareholders’ Equity	438,416	369,149

Total Liabilities and Shareholders’ Equity	$1,060,958	$1,023,315

Keystone Property Trust

Condensed Consolidated Statements of Operations (Dollars in thousands, except per share data)

	Three Months Ended March 31,
	2004	2003
Revenue:
Rents	$22,130	$16,179
Reimbursement Revenue and Other	4,395	3,104

Total Revenue	26,525	19,283

Operating Expenses:
Property Operating Expenses	2,399	1,155
Real Estate Taxes	3,158	1,873
General and Administrative	3,176	2,501
Depreciation and Amortization	7,082	4,412

Total Operating Expense	15,815	9,941

Income from Continuing Operations before Equity in Income from Equity Method Investments, Interest Expense and Gains on Sales of Assets	10,710	9,342
Interest Expense	5,983	4,257
Equity in Income from Equity Method Investments	1,698	1,233
Gains on Sales of Assets	—	3,221

Income from Continuing Operations before Distributions to Preferred Unitholders, Minority Interest of Unitholders in Operating Partnership and Income Allocated to Preferred Shareholders	6,425	9,539
Distributions to Preferred Unitholders	(502)	(1,268)

Income from Continuing Operations before Minority Interest of Unitholders in Operating Partnership and Income Allocated to Preferred Shareholders	5,923	8,271
Minority Interest of Unitholders in Operating Partnership	(556)	(1,475)

Income from Continuing Operations before Income Allocated to Preferred Shareholders	5,367	6,796
Discontinued Operations:
Income from Discontinued Operations	38	(167)
Gain on Dispositions of Discontinued Operations	2,972	—
Provision for Asset Impairment	(3,222)	—
Minority Interest	29	37

	(183)	(130)

Net Income	5,184	6,666
Income Allocated to Preferred Shareholders	(1,937)	(1,061)

Net Income Allocated to Common Shareholders	$3,247	$5,605

Keystone Property Trust

Condensed Consolidated Statements of FFO and Supplemental Cash Flow Information (Dollars in thousands, except share and per share data)

	Three Months Ended March 31,
Funds from Operations:	2004	2003

Net Income Allocated to Common Shareholders	$3,247	$5,605
Income Allocated to Preferred Shareholders	1,937	1,061
Redeemable Preferred Stock Dividends	(1,754)	(695)
Lease Termination Income	2,000	—
Minority Interest of Unitholders in Operating Partnership-Including Discontinued Operations	527	1,439
Distributions to Preferred Unitholders	502	1,268
Provision for Asset Impairment-Including Discontinued Operations	3,222	—
Gains from Sales of Assets-Including Discontinued Operations	(2,972)	(3,221)
Depreciation and Amortization Related to Real Estate-Including Discontinued Operations	7,171	4,480
Depreciation and Amortization Related to Joint Ventures and Equity Method Investments	483	324

Funds from Operations	$14,363	$10,261

Funds from Operations, Per Diluted Share	$0.40	$0.33

Funds from Operations	$14,363	$10,261
Provision for Asset Impairment	(3,222)	—

Funds from Operations, Excluding Add Back of Asset Impairment Charges	$11,141	$10,261

Funds from Operations, Excluding Add Back of Asset Impairment Charges, Per Diluted Share	$0.31	$0.33

Weighted Average Shares and Units — Diluted	35,950,408	31,429,890

Dividend Paid Per Common Share	$0.330	$0.325

Dividend Payout Ratio-FFO	82.5%	98.5%

	Three Months Ended March 31,
Supplemental Cash Flow Information:	2004	2003

Building Improvements	$146	$56
Tenant Improvements	110	170
Leasing Commissions	394	462
Non-Cash Compensation Charges	522	605
Amortization of Deferred Financing Costs	286	191
Rental Income from Straight Line Rents	684	452

Keystone Property Trust

Reconciliation of Net Income to EBITDA (Dollars in thousands)

	Three Months Ended March 31,
	2004	2003
Net Income available to common shareholders	$3,247	$5,605
Add back/(deduct):
Income allocated to preferred shareholders	1,937	1,061
Distributions to preferred unitholders and minority interest	1,058	2,743
Minority interest-discontinued operations	(29)	(37)
Interest expense, including proportionate share from joint ventures	6,366	4,596
Interest expense-discontinued operations	6	71
Provision for asset impairment-discontinued operations	3,222	—
Gains on sales of assets-discontinued operations	(2,972)	(3,221)
Depreciation and amortization, including proportionate share from joint ventures	7,656	4,826
Depreciation and amortization-discontinued operations	90	68

Total EBITDA	$20,581	$15,712

Keystone Property Trust
Market Operating Statistics (As of March 31, 2004)

							Grand
	New Jersey	Pennsylvania	Indiana	Florida	South Carolina	Other	Total
Square Feet Owned at March 31, 2004	9,210,122	10,586,381	4,590,445	2,467,267	2,701,789	1,502,672	31,058,676
% of Total Rentable SF	29.7%	34.1%	14.8%	7.9%	8.7%	4.8%	100.0%
Number of Buildings	35	39	11	17	25	11	138
Number of Leases	72	81	21	30	20	11	235
Economic Occupancy — Quarter and Year-to-date	95.6%	89.3%	98.6%	96.1%	74.6%	90.6%	92.4%
Physical Occupancy at March 31, 2004	97.4%	89.3%	98.7%	89.4%	80.5%	91.0%	92.4%
Annualized Base Rent (ABR) (in 000’s)	$46,065	$37,000	$15,167	$15,624	$5,993	$4,845	$124,694
Annualized Base Rent Per Leased SF	$5.14	$3.91	$3.35	$7.09	$2.75	$3.54	$4.34
Lease Expirations as a Percentage of ABR:
2004	4.7%	19.0%	11.4%	6.9%	22.0%	21.0%	11.5%
2005	21.1%	31.3%	0.5%	23.7%	41.7%	0.0%	22.1%
2006	15.5%	17.7%	1.8%	11.7%	0.0%	0.0%	12.7%
2007	13.1%	12.3%	0.0%	12.3%	12.7%	31.5%	11.9%
2008	12.2%	4.5%	34.2%	6.2%	9.3%	2.3%	11.3%
Wtd Avg Lease Term Remaining (in years)	4.2	2.4	6.7	4.5	2.4	5.2	4.0
Square Feet of Leasing Activity in Quarter	1,019,758	613,999	450,838	110,000	160,000	—	2,354,595
Tenant Retention during period	28.5%	57.7%	N/A	0.0%	0.0%	N/A	51.9%
Rent Change on Renewals and Rollovers during period:	54.5%	2.4%	3.2%	N/A	(8.4%)	N/A	7.2%
Same Store NOI Growth during period (Cash basis):	7.1%	(4.9%)	(0.4%)	N/A	(26.1%)	(6.3%)	(3.3%)
Same Store NOI Growth during period (GAAP basis):	4.8%	(7.6%)	5.5%	N/A	(17.3%)	(6.0%)	(3.8%)
Same Store Physical Occupancy at March 31, 2004	99.8%	87.3%	100.0%	N/A	80.5%	90.3%	92.1%
Square Feet Owned in Same Store Pool	6,507,069	6,524,588	1,992,988	—	2,701,789	1,388,672	19,115,106

Keystone Property Trust
Same Store Analysis — Cash Basis (Excludes Straight Line Rent and Termination Income) (Dollars in thousands)

	Cash Basis				GAAP Basis
	Quarter Ended March 31,				Quarter Ended March 31,
	2004	2003	Change	% Change	2004	2003	Change	% Change
Revenue
Gross Potential Rent	$14,428	$14,266	$162	1.1%	$14,655	$14,563	$92	0.6%
Vacancy Loss	(1,453)	(967)	(486)	50.3%	(1,453)	(967)	(486)	50.3%

Rental Revenue	12,975	13,299	(324)	(2.4%)	13,202	13,596	(394)	(2.9%)
Operating Expenses
Property Operating Expenses	$949	$1,013	$(64)	(6.3%)	$949	$1,013	$(64)	(6.3%)
Real Estate Taxes	1,793	1,687	106	6.3%	1,793	1,687	106	6.3%
Tenant Reimbursement	(2,103)	(2,158)	55	(2.5%)	(2,103)	(2,158)	55	(2.5%)

Net Operating Expenses	639	542	97	17.9%	639	542	97	17.9%

Net Operating Income	$12,336	$12,757	$(421)	(3.3%)	$12,563	$13,054	$(491)	(3.8%)

Same Store NOI From Above	$12,336	$12,757			$12,563	$13,054
Non Same Store Property NOI	9,867	4,671			9,697	4,431
Less: Unconsolidated NOI	(1,235)	(1,173)			(1,292)	(1,230)

Property Operating Income (1)	$20,968	$16,255			$20,968	$16,255

Physical Occupancy (End of Period)	92.1%	94.4%	(2.3%)		92.1%	94.4%	(2.3%)
Economic Occupancy	89.9%	93.2%	(3.3%)		90.1%	93.4%	(3.3%)
Percentage of Total NOI:	58.8%				59.9%
Components of NOI Changes:
Rental Increases/(Decreases)			$162	1.0%			$92	0.7%
Occupancy Increases/(Decreases)			(486)	(3.8%)			(486)	(3.7%)
Reduction/(Increase) in expenses, net of reimbursements			(97)	(0.8%)			(97)	(0.7%)

Total			$(421)	(3.3%)			$(491)	(3.8%)

(1)	Property operating income equals total revenue less property operating expenses and real estate taxes.

Keystone Property Trust
Lease Expirations (Dollars in thousands, as of March 31, 2004)

	NEW JERSEY			PENNSYLVANIA			INDIANA			FLORIDA
	Square	Annualized		Square	Annualized		Square	Annualized		Square	Annualized
	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR
2004	484,617	$2,185	4.7%	1,790,093	$7,023	19.0%	547,390	$1,723	11.4%	152,661	$1,081	6.9%
2005	1,776,684	9,717	21.1%	2,918,573	11,563	31.3%	17,600	72	0.5%	512,531	3,698	23.7%
2006	1,437,545	7,154	15.5%	1,731,449	6,550	17.7%	52,000	276	1.8%	279,919	1,835	11.7%
2007	1,338,732	6,031	13.1%	1,304,747	4,563	12.3%	—	—	0.0%	280,700	1,921	12.3%
2008	1,187,856	5,603	12.2%	362,933	1,675	4.5%	1,635,434	5,183	34.2%	138,356	969	6.2%
2009	559,204	3,185	7.0%	800,461	3,536	9.6%	235,125	647	4.4%	191,100	1,422	9.1%
2010	712,773	3,541	7.7%	163,971	539	1.5%	314,396	833	5.5%	—	—	0.0%
2011	540,632	3,133	6.8%	171,700	710	1.9%	798,096	2,291	15.1%	—	—	0.0%
2012	19,476	150	0.3%	198,055	763	2.1%	435,864	1,360	9.0%	148,750	1,059	6.8%
2013 and beyond	910,451	5,366	11.6%	14,643	78	0.1%	495,740	2,782	18.1%	501,115	3,639	23.3%

Total	8,967,970	$46,065	100.0%	9,456,625	$37,000	100.0%	4,531,645	$15,167	100.0%	2,205,132	$15,624	100.0%

	SOUTH CAROLINA			OTHER			TOTAL
	Square	Annualized		Square	Annualized		Square	Annualized
	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR	Feet	Base Rent	% ABR
2004	530,000	$1,318	22.0%	314,000	$1,015	21.0%	3,818,761	$14,345	11.5%
2005	839,289	2,500	41.7%	—	—	0.0%	6,064,677	27,550	22.1%
2006	—	—	0.0%	—	—	0.0%	3,500,913	15,815	12.7%
2007	274,400	764	12.7%	243,948	1,527	31.5%	3,442,527	14,807	11.9%
2008	202,500	558	9.3%	42,135	110	2.3%	3,569,214	14,096	11.3%
2009	30,000	104	1.7%	243,672	695	14.3%	2,059,562	9,589	7.7%
2010	—	—	0.0%	—	—	0.0%	1,191,140	4,913	3.9%
2011	300,000	749	12.6%	181,350	499	10.2%	1,991,778	7,382	5.9%
2012	—	—	0.0%	—	—	0.0%	802,145	3,332	2.7%
2013 and beyond	—	—	0.0%	342,417	999	20.7%	2,264,366	12,865	10.3%

	2,176,189	$5,993	100.0%	1,367,522	$4,845	100.0%	28,705,083	$124,694	100.0%

Keystone Property Trust
Top 25 Tenants (Dollars in thousands, as of March 31, 2004)

	Number of	Rentable	Percentage of	Percentage of
Tenant	Leases	Square Feet	Leased SF	Annualized Base Rent
Exel Logistics, Inc.	9	1,714,793	5.5%	5.1%
Procter & Gamble	2	912,605	2.9%	3.0%
The Home Depot, Inc. (1)	1	812,739	2.6%	2.9%
Brightpoint, Inc. (2)	1	495,740	1.6%	2.2%
APL Logistics, Inc. (Formerly GATX Logistics, Inc.)	1	585,510	1.9%	2.1%
Electrolux Home Products	3	875,738	2.8%	2.1%
Herrod Distribution	1	610,949	2.0%	2.1%
Baker & Taylor	1	421,200	1.4%	1.9%
Belkin Electronics, Inc. (2)	1	798,096	2.6%	1.8%
Cosmetic Essence, Inc.	1	483,507	1.6%	1.8%
Sears Logistic Services, Inc.	1	507,000	1.6%	1.6%
Quaker Sales and Distribution	1	500,671	1.6%	1.6%
Coca-Cola Bottlers of New Jersey (1)	1	243,751	0.8%	1.6%
Poly-Foam International, Inc.	6	669,871	2.2%	1.5%
Amazon.com	1	420,000	1.4%	1.4%
Kerr Acquisition Sub I, LLC (2)	2	327,636	1.1%	1.2%
Group Athletica (a division of Reebok)	1	599,152	1.9%	1.2%
Behr Process Corp.	1	320,482	1.0%	1.2%
Fort James Operating Company (2)	1	315,840	1.0%	1.1%
Direct Fulfillment LP	1	265,000	0.9%	1.1%
SSC Services of Indiana, LLC	1	435,864	1.4%	1.1%
Logistic Concepts	1	291,000	0.9%	1.1%
Parcel Direct (1)	1	241,110	0.8%	1.1%
Vestcom	1	210,530	0.7%	1.1%
Kellstrom Aerospace LLC	1	251,669	0.8%	1.0%

Total/Wtd Avg	42	13,310,453	43.0%	43.9%

(1)	Tenant leases a property that is 20% owned as part of a Joint Venture with CalEast Industrial Investors LLC.

(2)	Tenant leases a property that is 20% owned as part of a Joint Venture with AFL-CIO Building Investment Trust.

Keystone Property Trust
Acquisitions, Dispositions and Development Placed in Service in 2004 (Dollars in thousands, as of March 31, 2004 )

							Purchase / Sales
Property	City	State	Market	Date	Square Feet	Leased %	Price
DEVELOPMENT PLACED IN SERVICE
381 AirTech Parkway (5 Points Associates) (1)(2)	Indianapolis	IN	Indianapolis	3/1/2004	348,348	100%
19 Colony Road (Greenville Yards)(2)	Jersey City	NJ	Central & Northern NJ	3/31/2004	126,726	100%

					475,074

ACQUISITIONS
Buildings
2610 NW 89th Court	Miami	FL	Florida	3/18/2004	30,970	100%	$2,017
2650-2660 NW 89th Court	Miami	FL	Florida	3/18/2004	58,500	100%	3,853
8925-8935 NW 27th Street	Miami	FL	Florida	3/18/2004	100,097	100%	6,593
3701 Flamingo Road	Miramar	FL	Florida	3/30/2004	545,000	66%	26,000

Acquisitions Total					734,567		$38,463

DISPOSITIONS
260 Feaster Road (Rocky Creek Business Park)	Greeenville	SC	Greenville/Spartanburg	2/11/2004	20,000		$575
6402 Corporate Drive	Indianapolis	IN	Indianapolis	2/12/2004	162,608		5,082
121 Fieldcrest Avenue	Edison	NJ	Central & North NJ	3/25/2004	92,532		8,500

Dispositions Total					275,140		$14,157

(1)	This property was developed and constructed in a joint venture with Browning Investments, Inc. in which the Company has a 50% ownership interest.

(2)	These properties are placed in service at only the square footage shown.

Keystone Property Trust
Summary of Land Under Development and Control
As of March 31, 2004 (dollars in millions)

								Estimated
				Estimated	Estimated			Construction	Estimated
	% Ownership			Buildable	Project	Cost Incurred To		Start Date	Stabilization
Project	Interest / Partner	Market/Submarket	Acres	SF	Cost	Date	% Leased	(Qtr/Year)	(Qtr/Year)
Projects Under Construction
19 Colony Road (Greenville Yards)	100%	New Jersey / North	26	521,881	$33	$28	24%	3/02	3/04
381 Airtech Parkway (5 Points Associates)	50% / Browning	Indiana / Indianapolis Airport	56	813,054	19	16	43%	2/03	4/04
61 Station Road (Home Depot Site)	100%	New Jersey / Exit 8A	87	772,000	40	19	100%	3/03	4/04
Keystone Cranbury East Phase II	100%	New Jersey / Exit 8A	37	500,000	24	12	100%	4/03	3/04
7553 Morris Court (KIA site)	100%	Pennsylvania / Allentown	15	265,535	9	3	80%	1/04	4/04

Subtotal — Projects Under Construction			221	2,872,470	$125	$77
Development Pipeline (Next 36 months)
Central PA/Otto (1)	100%	Pennsylvania / Harrisburg	115	1,200,000	$36	$—		1/05
Airtech Park (1)	50% / Browning	Indiana / Indianapolis Airport	86	1,418,000	35	—		2/04
Goldstar Site	100%	New Jersey / Exit 8A	50	751,000	38	8		2/04
66 Station Road	20% / CalEast	New Jersey / Exit 8A	73	810,000	31	5		3/04

Subtotal — Pipeline			324	4,179,000	$140	$13

Additional Development Potential
Stults Road	100%	New Jersey / Exit 8A	6	108,000
Central PA/Otto (1)	100%	Pennsylvania / Harrisburg	100	1,200,000
1157 Arnold Road Expansion	100%	Pennsylvania / Reading	6	76,000
1091 Arnold Road Expansion	100%	Pennsylvania / Reading	10	115,000
7220 Schantz Road Expansion	100%	Pennsylvania / Allentown	2	28,000
201 Fulling Mill Road Expansion	100%	Pennsylvania / Middletown	12	150,000
100 Oakhill Road Expansion	100%	Pennsylvania / Mountaintop	2	30,000
Airtech Park/6 Points (1)	50% / Browning	Indiana / Indianapolis Airport	183	2,769,000
7351 Morris Court	100%	Pennsylvania / Allentown	8	120,000

Subtotal — Additional Development Potential			329	4,596,000

Total Development Potential — Pipeline Additional			653	8,775,000

Grand Total			874	11,647,470

(1)	Under contract or option.

Keystone Property Trust
Equity Method Investments — Pro Rata Consolidating Balance Sheet at March 31, 2004 (Dollars in thousands)

	KTR	Keystone NJ	KPJV, LLP	5 Points Associates,	Other	Proforma
	Historical	Associates, LLC (1)	(2)	LLC (3)	Adjustments (4)	Total
Assets
Gross Real Estate Assets	$1,063,875	$34,130	$32,211	$8,169	$(41,712)	$1,096,673
Accumulated Depreciation	(58,658)	(2,172)	(753)	(7)	—	(61,590)
Other Assets	55,741	1,060	2,081	32	—	58,914

Total Assets	$1,060,958	$33,018	$33,539	$8,194	$(41,712)	$1,093,997

Liabilities & Equity
Debt	$528,695	$14,956	$10,638	$6,632	$—	$560,921
Other Liabilities	37,139	480	308	25	—	37,952

Total Liabilities	565,834	15,436	10,946	6,657	—	598,873

Equity, Including Minority Interest	495,124	17,582	22,593	1,537	(41,712)	495,124

Total Liabilities and Equity	$1,060,958	$33,018	$33,539	$8,194	$(41,712)	$1,093,997

(1)	In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC (“CalEast”). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division

(2)	In 2003, the Company formed a joint venture known as KPJV, LLP with the Mercantile Safe-Deposit and Trust Company as trustee for the AFL-CIO Building Investment Trust (“BIT”). BIT is a real estate operating company. The Company owns 20% of this joi

(3)	In July 2003, the Company formed a joint venture with Browning known as 5 Points Associates, LLC to develop and construct a 813,054 square foot distribution facility at AirTech Park in Indiana. The Company owns 50% of this joint venture.

(4)	Consists of elimination adjustments for presentation purposes.

Keystone Property Trust
Equity Method Investments — Pro Rata Consolidating Statements of Income & FFO For the Quarter Ended March 31, 2004 (Dollars in thousands)

	KTR	Keystone NJ	KPJV, LLP	5 Points Associates,	Keystone Realty	Other	Proforma
	Historical	Associates, LLC (1)	(2)	LLC (3)	Services, Inc. (4)	Adjustments (5)	Total
Revenue:
Rents	$22,130	$857	$836	$45	$—	$156	$24,024
Reimbursement Revenue and Other	4,395	197	140	—	933	38	5,703

Total revenue	$26,525	$1,054	$976	$45	$933	$194	$29,727

Operating Expenses:
Property Operating Expenses	$2,399	$89	$132	$—	$—	$53	$2,673
Real Estate Taxes	3,158	148	84	—	—	7	3,397

Property NOI	20,968	817	760	45	933	134	23,657

General and Administrative	3,176	3	—	—	640	—	3,819

EBITDA	17,792	814	760	45	293	877	20,581
Depreciation and Amortization	7,082	230	246	7	90	90	7,745
Interest Expense	5,983	267	117	—	—	6	6,373

Income before other items	4,727	317	397	38	203	781	6,463
Equity in Income from Equity Method Investments	1,698	—	—	—	—	(1,698)	—
Income from Discontinued Operations	38	—	—	—	—	(38)	—
Gain on Disposition of Discontinued Operations	2,972	—	—	—	—	—	2,972
Provision for Asset Impairment	(3,222)	—	—	—	—	—	(3,222)
Minority Interest	29	—	—	—	—	—	29
Preferred Dividends, Preferred Distributions and Minority Interest	(2,995)	—	—	—	—	—	(2,995)

Net Income Allocated to Common Shareholders	$3,247	$317	$397	$38	$203	$(955)	$3,247

FFO
Net Income Allocated to Common Shareholders	$3,247	$317	$397	$38	$203	$(955)	$3,247
Income Allocated to Preferred Shareholders	1,937	—	—	—	—	—	1,937
Lease Termination Income	2,000	—	—	—	—	—	2,000
Minority Interest of Unitholders in Operating Partnership	527	—	—	—	—	—	527
Distributions to Preferred Unitholders	502	—	—	—	—	—	502
Provision for Asset Impairment	3,222	—	—	—	—	—	3,222
Gains on Sales of Assets	(2,972)	—	—	—	—	—	(2,972)
Redeemable Preferred Stock Dividends	(1,754)	—	—	—	—	—	(1,754)
Depreciation and Amortization- Real Estate Assets	7,171	—	—	—	—	—	7,171
Depreciation and Amortization Related to Joint Ventures and Equity Method Investments	483	230	246	7	—	(483)	483

Funds from Operations	$14,363	$547	$643	$45	$203	$(1,438)	$14,363

(1)	In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC (“CalEast”). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle (“JLL”)) and the California Public Employees Retirement System (“CalPERS”). The Company owns 20% of this joint venture.

(2)	In 2003, the Company formed a joint venture known as KPJV, LLP with the Mercantile Safe-Deposit and Trust Company as trustee for the AFL-CIO Building Investment Trust (“BIT”). BIT is a real estate operating company. The Company owns 20% of this joint venture.

(3)	In July 2003, the Company formed a joint venture with Browning known as 5 Points Associates, LLC to develop and construct a 813,054 square foot distribution facility at AirTech Park in Indiana. The Company owns 50% of this joint venture.

(4)	The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the “Management Company”), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(5)	Consists of an 11% preferred return for Keystone’s equity investment in Nocha, LLC, property level NOI totals for discontinued operations needed for EBITDA calculation and other elimination adjustments for presentation purposes.

Keystone Property Trust
Debt Detail (Dollars in thousands, as of March 31, 2003)

	Fixed Rate Mortgages		Variable Rate Debt
Year of	Principal	Due on	Mortgage	Credit and Term	Total Scheduled
Maturity	Amortization	Maturity	Debt	Facilities	Payments	Wtd Avg Interest Rate
2004	3,047	17,922	13,361	142,300	176,630	3.3%
2005	3,862	14,518	—	6,466	24,846	6.3%
2006	3,781	9,194	31,334	—	44,309	3.9%
2007	1,751	103,448	—	—	105,199	7.8%
2008	1,703	22,807	—	75,000	99,510	3.1%
2009	1,600	—	—	—	1,600	0.0%
2010	1,454	35,366	—	—	36,820	8.2%
2011	395	14,870	—	—	15,265	7.6%
2012	108	12,548	—	—	12,656	7.5%

Total	$17,701	$230,673	$44,695	$223,766	$516,835	5.2%

			Debt Premium, Net of Amortization		11,860

			Total Debt Outstanding		$528,695

(1)	The Company has an option to extend the maturity of the $185 million unsecured revolving credit facility, which has an outstanding balance of $142.3 million, to December 2005.

(2)	This unsecured term loan is subject to two interest rate swap agreements which aggregate $50 million and fix the Libor interest rate at 3.78% effective 7/10/04 through 9/10/08 and another $25 million interest rate swap agreement which fixes the Libor rate at 3.85% effective 1/10/05 through 9/10/08.

Keystone Property Trust
Portfolio Analysis

Portfolio Characteristics	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Number of Properties—In Service	138	135	120	119	118
Number of Properties—Completed Projects in Lease-Up Stage	—	—	—	—	1

Total Number of Properties	138	135	120	119	119

Rentable Square Feet—In Service	31,058,676	30,124,228	26,891,481	26,730,791	26,230,630
Rentable Square Feet—Completed Projects in Lease-Up Stage	—	—	—	—	510,000

Total Rentable Square Feet	31,058,676	30,124,228	26,891,481	26,730,791	26,740,630

Occupied (Square Feet)	28,705,083	27,736,400	24,779,724	24,763,247	24,250,757
Vacant (Square Feet)	2,353,593	2,387,828	2,111,757	1,967,544	1,979,881
Number of Leases	235	238	206	205	192
Average Tenant Size per Occupied Square Foot — Industrial	127,900	120,877	126,791	126,705	132,250
Occupancy Rates—Based on In Service RSF	92.4%	92.1%	92.1%	92.6%	92.5%
Number of In Service Properties by Market:
New Jersey	35	35	35	34	33
Pennsylvania	39	39	37	37	37
Indiana	11	11	11	11	11
Florida	17	13	—	—	—
South Carolina	25	26	26	26	26
Other	11	11	11	11	11

Total In Service Properties	138	135	120	119	118

Keystone Property Trust
Physical Occupancy Analysis

Physical Occupancy by Sub-Market:	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
NEW JERSEY
Central and Northern NJ	97.4%	94.0%	94.0%	93.9%	95.0%

PENNSYLVANIA
Allentown, PA	82.6%	91.9%	97.0%	95.9%	95.1%
Harrisburg/Chambersburg, PA	91.5%	91.7%	90.4%	94.5%	95.1%
Reading, PA	69.7%	69.7%	69.7%	69.7%	69.7%
Scranton/Wilkes-Barre, PA	100.0%	100.0%	100.0%	100.0%	100.0%

Total Pennsylvania Portfolio	89.3%	91.4%	91.1%	94.1%	94.4%

INDIANA
Indianapolis, IN	98.7%	98.7%	92.1%	92.5%	82.3%

FLORIDA
Miami, FL	89.4%	97.4%	—	—	—

SOUTH CAROLINA
Greenville/Spartanburg, SC	80.5%	74.8%	90.1%	84.7%	91.3%

OTHER
Central Ohio	89.6%	89.6%	89.6%	89.6%	97.7%
Central and Northern NJ	100.0%	100.0%	100.0%	100.0%	100.0%
Putnam County, NY	100.0%	100.0%	100.0%	100.0%	100.0%

Total Other Portfolio	91.0%	91.0%	91.0%	91.0%	98.0%

TOTAL PORTFOLIO	92.4%	92.1%	92.1%	92.6%	92.5%

Keystone Property Trust

Preferred Equity Analysis (Dollars in thousands, except share and per share data)

	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Cumulative Redeemable Preferred Stock
Series D (1)
Shares Outstanding	2,760,000	2,760,000	2,760,000	2,760,000	2,760,000
Aggregate Liquidation Value	$69,000	$69,000	$69,000	$69,000	$69,000
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	N/A	N/A	N/A	N/A	N/A
Yield	9.125%	9.125%	9.125%	9.125%	9.125%
Series E (2)
Shares Outstanding	2,200,000	—	—	—	—
Aggregate Liquidation Value	$55,000	$—	$—	$—	$—
Liquidation Value Per Share	$25.00	$—	$—	$—	$—
Common Share Conversion Price	N/A	—	—	—	—
Yield	7.375%	—	—	—	—
Convertible Preferred Stock
Series C (3)
Shares Outstanding	200,000	500,000	600,000	600,000	600,000
Aggregate Liquidation Value	$5,000	$12,500	$15,000	$15,000	$15,000
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$15.75	$15.75	$15.75	$15.75	$15.75
Yield	9.75%	9.75%	9.75%	9.75%	9.75%
Convertible Preferred Operating Partnership Units
Series C (4)
Units Outstanding	—	1,664,965	1,664,965	1,664,965	1,664,965
Aggregate Liquidation Value	$—	$41,624	$41,624	$41,624	$41,624
Liquidation Value Per Share	$—	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$—	$16.00	$16.00	$16.00	$16.00
Yield	—	9.75%	9.75%	9.75%	9.75%
Series D (5)
Units Outstanding	211,145	450,700	450,700	450,700	450,700
Aggregate Liquidation Value	$5,279	$11,268	$11,268	$11,268	$11,268
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$16.50	$16.50	$16.50	$16.50	$16.50
Yield	9.00%	9.75%	9.00%	9.00%	9.00%
Total Liquidation/Book Value of Preferred Stock	$134,279	$134,392	$136,892	$136,892	$136,892

(1)	This Redeemable Preferred Stock was issued in February 2003, is not convertible into Common Shares and is redeemable at the Company’s option beginning on February 19, 2008.

(2)	This Cumulative Redeemable Preferred Stock was issued in March 2004, is not convertible into Common Shares and is redeemable at the Company’s option beginning on March 15, 2009.

(3)	100,000 shares of Series C Convertible Preferred Stock were converted to Common Stock on October 16, 2003 and 300,000 shares were converted to Common Stock on March 22, 2004.

(4)	All 1,664,965 of Series C Convertible Preferred Units were converted to Common Stock on February 19, 2004.

(5)	239,555 of Series D Convertible Preferred Units were converted to Common Stock on February 19, 2004.

Keystone Property Trust

Equity Analysis (Dollars in thousands, except share and per share data)

	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Total Outstanding in Common Share Equivalents:
Common Shares	30,626,760	26,354,369	21,805,083	21,787,933	21,497,001
Operating Partnership Units	3,964,998	5,096,401	5,486,957	5,444,226	5,519,204
Preferred Stock	317,460	793,650	952,381	952,381	952,381
Preferred Operating Partnership Units	319,917	3,284,386	3,284,386	3,284,386	3,284,386

Total	35,229,135	35,528,806	31,528,807	31,468,926	31,252,972
Weighted Average Outstanding:
Common Shares	28,301,528	24,556,943	21,798,811	21,709,549	21,457,794
Operating Partnership Units	4,551,430	5,259,252	5,486,435	5,487,737	5,552,154
Preferred Shares (at Common Share Equivalents)	741,321	819,530	952,381	952,381	952,381
Preferred Operating Partnership Units (at Common	1,916,169	3,284,386	3,284,386	3,284,386	3,284,386
Share Equivalents) Common Stock Options	439,960	378,312	332,546	274,850	183,175

Total	35,950,408	34,298,423	31,854,559	31,708,903	31,429,890
Common Share Price Range:
Quarterly High	$24.31	$22.65	$20.65	$19.36	$17.50
Quarterly Low	21.53	19.34	18.40	16.78	15.65
Quarterly Average	22.75	20.47	19.36	17.98	16.38
End of Quarter	24.31	22.09	20.26	18.51	17.20
Weighted Average Option Exercise Price	$13.84	$13.87	$13.87	$13.83	$13.77
Capitalization:
Liquidation/Book Value of Preferred Stock & Units	$134,279	$134,392	$136,892	$136,892	$136,892
Market Value of Common Equity	840,926	694,748	552,937	504,067	464,679

Market Capitalization	975,205	829,140	689,829	640,959	601,571
Total Debt	528,695	533,717	426,625	413,778	405,165

Total Market Capitalization	$1,503,900	$1,362,857	$1,116,454	$1,054,737	$1,006,736

Keystone Property Trust

Debt Analysis (Dollars in thousands, except per share data)

	March 31, 2004		December 31, 2003		September 30, 2003	June 30, 2003	March 31, 2003
Debt Outstanding
Mortgage Loans	$248,374		$268,555		$185,848	$186,527	$187,192
Construction Loans	44,695		10,774		40,033	36,807	34,492
Revolving Credit Facilities	223,766		241,866		196,366	185,866	178,703
Debt Premium, Net of Amortization	11,860		12,522		4,378	4,578	4,778

Total Debt Outstanding	$528,695		$533,717		$426,625	$413,778	$405,165

Interest Rate Structure
Fixed, including debt premiums	$260,234		$265,077		$190,226	$191,105	$191,970
Variable	268,461		268,640		236,399	222,673	213,195

Total	$528,695		$533,717		$426,625	$413,778	$405,165

Weighted Average Term to Maturity (in years)	2.9		3.0		2.9	2.6	2.7
% Fixed Rate Loans	63.4%	(1)	59.0%	(1)	44.6%	46.2%	47.4%
% Variable Rate Loans	36.6%	(1)	41.0%	(1)	55.4%	53.8%	52.6%
% Secured Debt	58.9%		60.6%		55.5%	56.6%	57.4%
% Unsecured Debt	41.1%		39.4%		44.5%	43.4%	42.6%
Average Interest Rates
Mortgage Loans	7.8%		7.5%		7.8%	7.8%	7.8%
Construction Loans	3.0%		3.3%		3.6%	3.7%	4.0%
Revolving Credit Facilities	2.8%		3.6%		2.7%	3.0%	3.2%

Total Weighted Average	5.2%		5.5%		5.0%	5.3%	5.4%

Debt Ratios
Debt to Total Market Capitalization	35.2%		39.2%		38.2%	39.2%	40.2%
Debt to Undepreciated Assets	47.2%		49.6%		48.2%	47.6%	47.4%
Coverage Ratios
Interest Coverage-Property NOI	3.4x		4.0x		3.8x	3.6x	3.4x
(NOI / Interest)
Interest Coverage-EBITDA	3.0x		3.4x		3.4x	3.2x	3.1x
(EBITDA / Interest)
Interest Coverage-EBITDA-YTD	3.0x		3.2x		3.2x	3.1x	3.1x
(EBITDA / Interest — Year-to-date)
Debt Service Coverage -Property NOI	3.0x		3.5x		3.4x	3.2x	3.0x
(NOI / (Interest + Principal Amortization))
Debt Service Coverage — EBITDA	2.7x		2.9x		3.0x	2.8x	2.8x
(EBITDA / (Interest + Principal Amortization))
Fixed Charge Coverage -Property NOI	2.5x		2.7x		2.4x	2.3x	2.3x
(NOI / (Interest + Preferred Distributions))
Fixed Charge Coverage — EBITDA	2.3x		2.3x		2.2x	2.1x	2.1x
(EBITDA / (Interest + Preferred Distributions))

(1)	Percentages reflect the effect of the interest rate swap agreements on unsecured term debt. (See page 14)

Keystone Property Trust

Quarterly Valuation Analysis

(Dollars in thousands except per share data and ratios)

	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
PRICING MULTIPLES
NOI Multiple
((Market Value of Common Equity + Preferred	15.2x	13.7x	13.3x	12.7x	13.7x
Share/Units + Total Debt) / Ann. NOI)
EBITDA Multiple
((Market Value of Common Equity + Preferred	17.5x	16.3x	14.9x	14.5x	16.5x
Share/Units + Total Debt) / Ann. EBITDA)
FFO Multiple
(Quarter End Common Share Price / Ann. FFO -	15.2x	13.5x	13.0x	12.5x	13.0x
per share)
NOI Yield
(Ann. NOI before Interest and Depreciation	6.6%	7.3%	7.5%	7.9%	7.3%
Expense / (Market Value of Common Equity + Preferred Share/Units + Debt))
EBITDA Yield
(Ann. EBITDA / (Market Value of Common Equity	5.7%	6.1%	6.7%	6.9%	6.1%
+ Preferred Share/Units + Debt))
FFO Yield
(Ann. FFO — per share / Quarter End Common	6.6%	7.4%	7.7%	8.0%	7.7%
Share Price)
RETURNS
Yield on Real Estate Owned — NOI	9.1%	10.9%	10.4%	10.3%	10.5%
(Ann. NOI before Interest and Depreciation Expense / Average Gross Operating Real Estate Investments )
Yield on Real Estate Owned — EBITDA
(Ann. EBITDA / Average Gross Operating Real Estate Investments)	7.9%	9.2%	9.3%	9.0%	8.7%
Return on Book Value of Average Equity & Minority Interest
(Ann. EBITDA / Avg. Equity & Minority Interest)	17.3%	20.3%	19.9%	19.2%	17.4%
FFO Return on Book Value of Average Equity & Minority Interest
(Ann. FFO / Avg. Equity & Minority Interest)	12.1%	13.3%	12.8%	11.9%	11.5%

Keystone Property Trust

Dividend Analysis

	March 31, 2004	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003
Common Stock Dividends Paid:
Dividends per Share/Unit	$0.33	$0.33	$0.33	$0.325	$0.325
Declaration Date	4/6/2004	10/3/2003	7/2/2003	4/3/2003	1/7/2003
Common Shareholders’ Record Date	4/16/2004	10/17/2003	7/17/2003	4/16/2003	1/17/2003
Common Dividends Payment Date	4/30/2004	10/31/2003	7/31/2003	4/30/2003	1/31/2003
Common Dividend Payout Ratios:
Payout — FFO (Dividends/FFO)	82.5%	80.5%	84.6%	87.8%	98.5%
Dividend Coverage — FFO (FFO/Dividends)	1.2x	1.2x	1.2x	1.1x	1.0x
Common Dividend Yields:
Dividend Yield (Yield based on annualized current dividend per share and quarter end share price)	5.4%	6.0%	6.5%	7.0%	7.6%
Spread Over 5 Year U.S. Treasury at quarter end	2.6%	2.8%	3.7%	4.6%	4.9%
Spread Over 10 Year U.S. Treasury at quarter end	1.6%	1.7%	2.6%	3.5%	3.8%

Keystone Property Trust

Research Coverage, Anticipated 2004 Earnings Release and Dividend Calendar

     Research Coverage

Firm	Analyst	Phone
Bear, Stearns & Co., Inc.	Ross Smotrich	212-272-8046
	Michael T. Marron	212-272-7424
Wachovia Securities	Christopher P. Haley	804-782-3708
	Gregg Korondi	443-263-6579
Merrill Lynch	Steve Sakwa	212-449-0335
	Brian Legg	212-449-1153
RBC Capital Markets	Jay Leupp	415-633-8588
	David Copp	415-633-8558
BB&T Capital Markets Inc.	Stephanie Krewson	804-782-8784
J.P. Morgan Securities Inc.	Anthony Paolone	212-622-6682
A.G. Edwards	William T. Camp	314-955-5368

     Anticipated 2004 Earnings Release and Dividend Calendar

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Dividend Declaration Date	4/6/2004	7/6/2004	10/5/2004	1/7/2005
Dividend Record Date	4/16/2004	7/16/2004	10/15/2004	1/17/2005
Dividend Payment Date	4/30/2004	7/30/2004	10/29/2004	1/31/2005
Anticipated Earnings Release/Earnings Call	4/21/2004	7/21/2004	10/20/2004	1/26/2005
Annual Shareholders Meeting		6/3/2004